INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (this “Agreement”), dated as of August 25, 2006, is by and among ADVANTAGE FUND I, LLC, a Florida limited liability company (“Advantage Fund”), and ADVANTAGE CAPTIAL DEVELOPMENT CORP., a Nevada corporation (“Advantage Capital”) (Advantage Fund and Advantage Capital shall individually be referred to as a “Creditor” and collectively be referred to as the “Creditors”), CORNELL CAPITAL PARTNERS, LP, LP (“Cornell” or the “Lender”), a Delaware limited partnership, and GLOBAL IT HOLDINGS, INC., a Nevada corporation (“Borrower”). All terms used herein which are defined in Section 1 hereof or in the text of any other Section hereof shall have the meanings given therein.

WITNESSETH:

 WHEREAS, the Borrower has granted liens in substantially all of its assets in favor of Advantage Fund pursuant to the financing documents entered into by and between the Borrower and Advantage Fund dated August 26, 2004 (the “Advantage Fund Documents”) secured under the UCC-1 filed on or about February 28, 2006 (#2006006544-2), to secure certain obligations of the Borrower to Advantage Fund;

 WHEREAS, the Borrower has granted liens in substantially all of its assets in favor of Advantage Capital pursuant to the financing documents entered into by and between the Borrower and Advantage Fund dated August 26, 2004 (the “Advantage Capital Documents”) secured under the UCC-1 filed on or about February 28, 2006 (#2006006544-2), to secure certain obligations of the Borrower to Advantage Capital;

WHEREAS, Cornell is purchasing Nine Hundred Fifty Thousand Dollars ($950,000) of secured convertible debentures of the Company (the “Cornell Convertible Debentures”) pursuant to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) of even date herewith by and between the Borrower and Cornell;

WHEREAS, the Borrower shall file a form UCC -1 with regard to the “Pledged Property” as defined in the Security Agreement (the Pledged Property shall be referred to herein as the “Collateral”) by and between the Borrower and Cornell dated the date hereof (the “Cornell Security Agreement”) and provided proof of such filing to Cornell; and

 WHEREAS, each Creditor agrees that, upon the First Closing (as such term is defined in the Securities Purchase Agreement) of the Cornell Convertible Debentures, Cornell shall be a secured party pursuant to the UCC-1 filed on behalf of Cornell and shall be superior to the Creditors herein as if Cornell’s UCC-1 was filed before any and all of Creditors’ liens and the Advantage Fund Documents and the Advantage Capital Documents, and for the application of proceeds of the Collateral after certain events and certain payments with respect to the Indebtedness and to agree upon various other matters with respect to their respective agreements with the Borrower and their rights there under.

NOW, THEREFORE, for the above reasons, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Definitions.

Unless otherwise defined herein, for the purposes of this Agreement, the following terms shall have the meanings specified with respect thereto below. Any plural term that is used herein in the singular shall be taken to mean each entity or item of the defined class and any singular term that is used herein in the plural shall be taken to mean all of the entities or items of the defined class, collectively.

“Enforcement” shall mean (a) for the Lender to make written demand for payment of or accelerate the time for payment of any of the Indebtedness (as that term is defined below)in favor of such Lender, (b) for the Lender to commence enforcement of any rights or remedies under or with respect to the Cornell Convertible Debentures, (c) for the Lender to commence the judicial or non judicial enforcement of any rights or remedies under the Cornell Convertible Debentures, this Agreement and the Cornell Security Agreement (the “Collateral Documents”) (other than an action solely for the purpose of establishing, continuing or defending the lien or security interest intended to be created by the Collateral Documents upon or in any Collateral as against or from claims of third parties on or in such Collateral) or to otherwise take any action to realize upon the Collateral, or (d) the commencement by, against or with respect to Borrower of any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver (“Insolvency Proceedings”).

“Enforcement Proceeds” shall have the meaning given in Section 4(a) hereof.

“Event of Default” shall mean the occurrence of an “Event of Default”, as defined in the Cornell Convertible Debentures, which is not waived by the Lender.

“Indebtedness” shall mean the principal amount of and interest due to the Lender, and all of the other present or future indebtedness, liabilities and obligations of Borrower now or hereafter owed to the Lender under the Cornell Convertible Debentures, the Collateral Documents or any agreements or instruments delivered under or in connection therewith, and all renewals and extensions thereof.

“Enforcement Date” with respect to an Enforcement shall mean the earliest date on or prior to the date of such Enforcement and (a) on which an Enforcement Event occurs and (b) on each date after which, until the date of such Enforcement, one or more Enforcement Events were in effect.

“Enforcement Event” shall mean (a) an Enforcement or (b) the occurrence of any Event of Default (unless such Event of Default has been waived pursuant to the terms of the Advantage Convertible with the consent of the Lender)

2. Lien Priorities. The parties hereto expressly agree that the security interests and liens granted to the Lender shall secure the Indebtedness of the Lender and that, notwithstanding the relative priority or the time of grant, creation, attachment or perfection under applicable law of any security interests and liens of Creditor upon or in any of the Collateral to secure any Indebtedness, whether these security interests and liens are now existing or hereafter acquired or arising and whether the security interests and liens are in or upon now existing or hereafter arising Collateral, the security interests and liens of the Lender on the Collateral shall be first and prior security interests and liens in favor of the Lender (with the except of the security interests created in favor of Highgate House, LLC) to secure the Indebtedness. The Lender agrees that it will not subordinate its first security interest and lien to any party without Creditor’s prior written consent.

3. Certain Notices. The Lender agrees to give to Creditor (a) copies of any notice of the occurrence or existence of an Event of Default sent to Borrower, upon the sending of such notice to Borrower, (b) notice of the occurrence or existence of an Event of Default of which such party has knowledge, promptly after obtaining knowledge thereof, (c) notice of refusal of a Lender to make a revolving loan promptly after such refusal, and (d) notice of an Enforcement by such party, prior to commencing such Enforcement, but the failure to give any of the foregoing notices shall not affect the validity of such notice of an Event of Default given to the Borrower or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any other Lender or third party, except to the extent such failure damages or prejudices the rights and remedies of Creditor.

4. Distribution of Proceeds of Collateral After Enforcement; Sharing of Certain Payments.

(a) Distribution of Enforcement Proceeds. On and after the occurrence of an Event of Default, all proceeds of Collateral received by the Lender (including, without limitation, any amount of any balances held by any Lender for the account of any other Lender or any other property held or owing by it to or for the credit or for the account of any Lender setoff or appropriated by it) (“Enforcement Proceeds”) shall be delivered to the Lender.

(b) Distribution of Payments. On and after the occurrence of an Event of Default, and any other payments received, directly or indirectly, by the Lender on or with respect to any Indebtedness (including, without limitation, any payment under any guaranty agreement, any payment in any Insolvency Proceeding and the proceeds from any sale of any Indebtedness or any interest therein to Borrower) shall not be shared by the Lender and Creditor.

(c)  Any payments received, directly or indirectly, by the Lender in excess of the Indebtedness shall be deemed delivered in trust for the benefit of Creditor, and the Lender shall promptly pay over to Creditor such amounts.

5. Other Rights.

(a) The Lender and Creditor agree that the Lender may exercise any rights or remedies under the Cornell Convertible Debentures or the Collateral Documents which have or may have arisen or which may arise as a result of an Event of Default or an acceleration of the maturities of the Indebtedness and that the Lender will give the Creditor prompt written notice of the exercise of any such rights or remedies.

 (b) Nothing contained in this Agreement shall (i) prevent the Lender from imposing a default rate of interest in accordance with the Cornell Convertible Debentures, as applicable, or prevent the Lender from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, or (ii) affect or impair the right the Lender may have under the terms and conditions governing the Indebtedness to accelerate and demand repayment of such Indebtedness. Subject only to the express limitations set forth in this Agreement, the Lender retains the right to freely exercise its rights and remedies as a general creditor of Borrower in accordance with applicable law and agreements with Borrower, including without limitation the right to file a lawsuit and obtain a judgment therein against Borrower and to enforce such judgment against the Collateral. Nothing contained in this Agreement shall be construed as an amendment of, or a waiver of or a consent to the departure by Borrower from, any provision of the Cornell Convertible Debentures.

(c) Subject to the provisions set forth in this Agreement, the Lender may own, sell, acquire and hold equity and debt securities of the Borrower and lend money to and generally engage in any kind of business with the Borrower, and, subject to the provisions of this Agreement, the Lender may prior to an Event of Default accept interest, principal payments, fees and other consideration from the Borrower in accordance with the terms of the Cornell Convertible Debentures.

6. Accounting; Adjustments.

(a) The Lender agrees to render an accounting to Creditor of the amounts of the outstanding Indebtedness, receipts of payments from the Borrower and of other items relevant to the provisions of this Agreement upon the reasonable request from Creditor as soon as reasonably practicable after any request, giving effect to the application of payments and collections as hereinbefore provided in this Agreement.

(b) Each party hereto agrees that (i) to the extent any portion of any payment distributed to it hereunder is in excess of the amount due to be distributed to it hereunder, it shall pay to the other parties hereto such amounts so that, after giving effect to such payments, the amounts received by all parties are equal to the amounts to be paid to them hereunder, and (ii) in the event any payment of any payment made to any party hereto is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then each of the other parties hereto shall pay such party such amounts so that, after giving effect to the payments hereunder by all other parties, the amounts received by all parties are not in excess of the amounts to be paid to them hereunder as though such payment so invalidated, declared to be fraudulent or preferential, set aside or required to be repaid had not been made.

7. Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, with proper postage prepaid, one business day after delivery to a courier for next day delivery, upon delivery by courier or upon transmission by telecopy or similar electronic medium (provided that a copy of any such notice sent by such transmission is also sent by one of the other means provided hereunder within one day after the date sent by such transmission) to the addresses set forth below the signatures hereto, with a copy to any person or persons set forth below such signature shown as to receive a copy, or to such other address as any party designates to the others in the manner herein prescribed. Any party giving notice to any other party hereunder shall also give copies of such notice to all other parties.

8. Contesting Liens or Security Interests; Contesting Indebtedness.

Creditors shall not contest the validity, perfection, priority, or enforceability of or seek to avoid, have declared fraudulent or have put aside any lien or security interest granted to the Lender as contemplated hereby, and each party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests.

9. No Additional Rights for Borrower Hereunder. Borrower, by its consent hereto, acknowledges that it shall have no rights under this Agreement. If the Lender shall violate the terms of this Agreement, Borrower agrees, by its consent hereto, that it shall not use such violation as a defense to any enforcement by any such party against Borrower nor assert such violation as a counterclaim or basis for setoff or recoupment against any party.

10. Insolvency Proceedings. Nothing contained herein shall limit or restrict the independent right of either party to initiate an action or actions in any Insolvency Proceeding in its individual capacity and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any question concerning the post-petition usage of collateral and post-petition financing arrangements. This Agreement shall survive the commencement of any Insolvency Proceeding.

11. {Intentionally omitted}

12. {Intentionally omitted}

13. Amendment. This Agreement and the provisions hereof may be amended, modified or waived only by a writing signed by the Lender and Creditor.

14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereof, including subsequent holders of the Indebtedness and persons subsequently becoming parties to the Cornell Convertible Debentures as a “Lender” thereunder, provided that no Lender shall assign or transfer any interest in any Indebtedness or permit such person to become such a party to a Cornell Convertible Debentures unless such transfer or assignment is made subject to this Agreement and such transferee, assignee or person becomes a signatory to this Agreement and assumes the obligations of the transferor or assignor hereunder from and after the time of such transfer or assignment or the time such person becomes a party to a Cornell Convertible Debentures. Upon an assignment by any Lender of all or any portion of the Cornell Convertible Debentures and the assumption by the transferee of such Lender’s obligations hereunder in respect of such Cornell Convertible Debentures, or portion thereof, so assigned, such Lender shall be automatically released from all obligations thereafter accruing hereunder in respect of such Cornell Convertible Debentures or portion thereof, so assigned, except to the extent such Lender has received proceeds in excess of the amount to which it is entitled to receive with respect to the Indebtedness which it would be required to pay over to Creditor hereunder.

15. Termination. In the event (i) a Cornell Convertible Debentures is terminated, all Indebtedness of the Borrower is paid in full, and (ii) the Lender shall have no outstanding obligations hereunder with respect to payments previously received and distributed hereunder, this Agreement shall terminate ninety one (91) business days after the last to occur of any event referred to in the preceding clauses (i) and (ii) so long as no proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver for Borrower or its assets is commenced prior to such 91st day.

16. Amendment, Supplement or Waiver of Agreements with Borrower, etc. Nothing contained in this Agreement shall limit or restrict the rights of the Lender and the Borrower to amend, supplement, restate or waive any provision of the Cornell Convertible Debentures to which they are a party, any note, Cornell Convertible Debentures or any guaranty agreement or other agreement or instrument related thereto or executed and delivered in connection therewith (including, without limitation, to increase the amount of Indebtedness or waive an Event of Default), provided no such amendment increases the amount of the Cornell Convertible Debentures or otherwise prejudices the rights of Creditor.

17. Cooperation. The Lender and Creditor hereby agree to fully cooperate with each other in order to promptly discharge the terms and provisions of this Agreement. The Lender and Creditor also hereby agree, from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such actions, all as may be reasonably necessary to effectuate the terms, provisions and intent of this Agreement.

18. Representations and Warranties. Each of the Lender and (to the extent applicable) Creditor represents and warrants that it is duly organized, validly existing and in good standing under the laws of this respective jurisdiction of incorporation or organization, that it has all necessary corporate power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder, that this Agreement has been duly authorized, executed and delivered by it or on its behalf, and that this Agreement is enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of the rights of creditors generally as at the time in effect, by common law or statutory requirements with respect to commercial reasonableness, and by general principles of equity.

19. No Third Party Beneficiaries. This Agreement is intended solely to govern the relationship among the Lender and Creditor, and intended for the sole benefit of the Lender and Creditor and their transferees, successors and assigns. This Agreement shall not benefit or create any right or cause of action in, or on behalf of, Borrower or other person, other than the Lender, Creditor and their transferees, successors and assigns.

20. Counterparts. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

21. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AS TO VALIDITY, INTERPRETATIONS, ENFORCEMENT EVENT AND EFFECT BY THE LAWS OF THE STATE OF NEW JERSEY (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE GOVERNED BY THE LAWS OF ANY OTHER JURISDICTION). THE PARTIES HERETO AGREE THAT ANY DISPUTES, CLAIMS, DISAGREEMENTS, LAWSUITS, ACTIONS OR CONTROVERSIES OF ANY TYPE OR NATURE WHATSOEVER THAT, DIRECTLY OR INDIRECTLY, ARISE FROM OR RELATE TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CLAIMS RELATING TO THE INDUCEMENT, CONSTRUCTION, PERFORMANCE OR TERMINATION OF THIS AGREEMENT, SHALL BE BROUGHT IN THE STATE SUPERIOR COURT LOCATED IN HUDSON COUNTY, NEW JERSEY OR THE FEDERAL DISTRICT COURT LOCATED IN NEWARK, NEW JERSEY, AND THE PARTIES HERETO AGREE NOT TO CHALLENGE THE SELECTION OF THAT VENUE IN ANY SUCH PROCEEDING FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, ON THE GROUNDS THAT SUCH VENUE IS AN INCONVENIENT FORUM. THE PARTIES HERETO SPECIFICALLY AGREE THAT SERVICE OF PROCESS MAY BE MADE, AND SUCH SERVICE OF PROCESS SHALL BE EFFECTIVE IF MADE, PURSUANT TO SECTION 7 HEREIN.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

Cornell Capital Partners, LP

By:  Yorkville Advisors, LLC
Its: General Partner

By:
Name: Mark Angelo
Title: Portfolio Manager

Creditors

Advantage Fund I, LLC

By:
Name: Alyce Schreiber
Title: Managing Member

Advantage Capital Development Corp.

By:
Name: Jeffrey Sternberg
Title: President

ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT
TO INTERCREDITOR AGREEMENT

The undersigned, the Borrower described in the Intercreditor Agreement set forth above, acknowledges and, to the extent required, consents to the terms and conditions thereof. The undersigned Borrower does hereby further acknowledge and agree to its agreements under the Intercreditor Agreement and acknowledges and agrees that it is not a third-party beneficiary of, and has no rights under, the Intercreditor Agreement. The undersigned hereby further agrees that any proceeds or any payment made to any Lender which is required to be delivered to the Lender in accordance with the provisions of the Intercreditor Agreement shall be deemed to have been delivered by the Borrower to pay the Indebtedness in the amounts in which any such proceeds or payments are allocated under Section 4 notwithstanding the amount initially paid to or received by any particular Lender.

This Acknowledgment of and Agreement to Intercreditor Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one of the same instrument. In proving this Acknowledgment of and Agreement to Intercreditor Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment of and Consent and Agreement to Intercreditor Agreement to be executed by its duly authorized officers as of August __, 2006.

GLOBAL IT HOLDINGS, INC.

By:	/s/
Name: Craig Press
Title: Vice President